UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): November 15, 2004


                     GS AUTO LOAN TRUST 2004-1
        ------------------------------------------------------------

              (Exact name of registrant as specified in its charter)

New York                        333-101904-02           51-6548509
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(governing law of                 (Commission           (IRS EIN)
Sales and Servicing Agreement)    File Number)
(State or other
jurisdiction
of Incorporation)




       Wells Fargo Bank, N.A.
       6th Street and Marquette Avenue
       Minneapolis, MN                                        55479
--------------------------------------------------------------------
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code:  (612) 667-8058


       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

On November 15, 2004 a distribution was made to holders of GS AUTO LOAN TRUST 2004-1


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits

           Exhibit Number          Description

           EX-99.1 Monthly report distributed to holders of GS Auto Loan Trust 2004-1 relating to the November 15, 2004 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     GS AUTO LOAN TRUST 2004-1
                            (Registrant)

             By:    Wells Fargo Bank, NA as Trustee
             By:   /s/   Edna Barber, Assistant Vice President
             By:    Edna Barber, Assistant Vice President

             Date:   11/19/04
                                 INDEX TO EXHIBITS


Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of GS AUTO LOAN TRUST 2004-1, relating to the November 15, 2004 distribution



                   EX-99.1

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GS AUTO LOAN TRUST 2004-1




Record Date:            11/14/04
Distribution Date:      11/15/04


GS AUTO LOAN TRUST 2004-1

Contact:
         Wells Fargo Bank, N.A.
         6th Street and Marquette Avenue
         Minneapolis, MN 55479
         Telephone: (612) 667-8058
         Fax:       (612) 667-3529

				Distribution Summary



	ORIGINAL	BEGINNING										ENDING
	FACE		PRINCIPAL							UNPAID	      UNPAID	PRINCIPAL
CLASS	VALUE		BALANCE		PRINCIPAL	INTEREST	TOTAL		PRINCIPAL     INTERESTBALANCE

A-1	336,137,000.00	          0.00	         0.00	      0.00	         0.00	0.00	      0.00	          0.00
A-2	297,914,000.00	287,854,509.21	32,385,532.67	359,818.14	32,745,350.81	0.00	      0.00	255,468,976.54
A-3	314,944,000.00	314,944,000.00	         0.00	559,025.60	   559,025.60	0.00	      0.00	314,944,000.00
A-4	224,081,000.00	224,081,000.00	         0.00	494,845.54	   494,845.54	0.00	      0.00	224,081,000.00
B	 56,587,000.00	 49,976,203.54	 5,762,095.39	 89,540.70	 5,851,636.08	0.00	      0.00	 44,214,108.15
C	 26,704,000.00	 26,704,000.00	         0.00	 59,638.93	    59,638.93	0.00	      0.00	 26,704,000.00
D	 29,248,000.00	 29,248,000.00	         0.00	121,866.67	   121,866.67	0.00	      0.00	 29,248,000.00
Cert	          0.00	          0.00	         0.00	      0.00		 0.00	0.00	      0.00		  0.00




FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

			BEGINNING							ENDING			Interest
CLASS	CUSIP		PRINCIPAL	PRINCIPAL	INTEREST	TOTAL		PRINCIPAL	Class	Rate

A-1	36292RAJ10	    0.00000000	  0.00000000	0.00000000	  0.00000000	   0.00000000	A-1	1.11%
A-2	36292RAK7	  966.23357482	108.70765613	1.20779197	109.91544810	 857.52591869	A-2	1.50%
A-3	36292RAL5	1,000.00000000	  0.00000000	1.77500000	  1.77500000	1,000.00000000	A-3	2.13%
A-4	36292RAM3	1,000.00000000	  0.00000000	2.20833333	  2.20833333	1,000.00000000	A-4	2.65%
B	36292RAN1	  883.17464325	101.82719327	1.58235457	103.40954784	  781.34744997	B	2.15%
C	36292RAP6	1,000.00000000	  0.00000000	2.23333333	  2.23333333	1,000.00000000	C	2.68%
D	36292RAQ4	1,000.00000000	  0.00000000	4.16666667	  4.16666667	1,000.00000000	D	5.00%




	Collections received with respect to the receivables
		Payments Collected Attributed to Principal				$20,742,943.38
		Accounts Paid in Full							 14,370,078.63
		Liquidated Receivables (including Cram-downs)				    694,658.59
		Repurchased Receivables							     87,281.17
			Available Principal						 35,894,961.77

		Payments Collected Attributed to Interest				  5,029,768.80
			Total Available Funds						 40,924,730.57

	Other Pool Balance Reductions
		Small Balance write offs 							626.66
		Other Principal Reductions  							145.00



	Principal Allocations
		Regular Principal Allocation						 37,421,979.56
		Regular Principal Allocation
			per $1,000 original principal balance				   29.10823190
		First Allocation of Principal							  0.00
		First Allocation of Principal
			per $1,000 original principal balance				    0.00000000
		Second Allocation of Principal							  0.00
		Second Allocation of Principal
			per $1,000 original principal balance				    0.00000000
		Third Allocation of Principal						    725,648.50
		Third Allocation of Principal
			per $1,000 original principal balance				    0.56443686

		Pool Balance and Pool Factor
		Beginning Pool Balance							939,635,805.92
		Beginning Pool Factor						 	   0.738923425
		Ending Pool Balance							902,834,064.25
		Ending Pool Factor							   0.709982777

		Principal Payment Amounts
		Class A-1 Principal Payment Amount						  0.00
		 increase / (decrease) in Class A-1 unpaid principal				  0.00
		Class A-1 previously due and unpaid principal 					  0.00

		Class A-2 Principal Payment Amount					 32,385,532.67
		 increase / (decrease) in Class A-2 unpaid principal				  0.00
		Class A-2 previously due and unpaid principal 					  0.00

		Class A-3 Principal Payment Amount						  0.00
		 increase / (decrease) in Class A-3 unpaid principal				  0.00
		Class A-3 previously due and unpaid principal 					  0.00

		Class A-4 Principal Payment Amount						  0.00
		 increase / (decrease) in Class A-4 unpaid principal				  0.00
		Class A-4 previously due and unpaid principal 					  0.00

		Class B Principal Payment Amount					  5,762,095.39
		 increase / (decrease) in Class B unpaid principal				  0.00
		Class B previously due and unpaid principal 					  0.00

		Class C Principal Payment Amount						  0.00
		 increase / (decrease) in Class C unpaid principal				  0.00
		Class C previously due and unpaid principal 					  0.00

		Class D Principal Payment Amount						  0.00
		 increase / (decrease) in Class D unpaid principal				  0.00
		Class D previously due and unpaid principal 					  0.00

		Certificate Distribution Amount							  0.00


		Interest Payment Amounts
		Class A-1 Interest Payment Amount						  0.00
		 increase / (decrease) in Class A-1 unpaid interest				  0.00
		Class A-1 previously due and unpaid interest					  0.00

		Class A-2 Interest Payment Amount					    359,818.14
		 increase / (decrease) in Class A-2 unpaid interest				  0.00
		Class A-2 previously due and unpaid interest					  0.00

		Class A-3 Interest Payment Amount					    559,025.60
		 increase / (decrease) in Class A-3 unpaid principal				  0.00
		Class A-3 previously due and unpaid interest					  0.00

		Class A-4 Interest Payment Amount					    494,845.54
		 increase / (decrease) in Class A-4 unpaid interest				  0.00
		Class A-4 previously due and unpaid interest					  0.00

		Class B Interest Payment Amount						     89,540.70
		 increase / (decrease) in Class B unpaid principal				  0.00
		Class B previously due and unpaid interest					  0.00

		Class C Interest Payment Amount						     59,638.93
		 increase / (decrease) in Class C unpaid interest				  0.00
		Class C previously due and unpaid interest					  0.00

		Class D Interest Payment Amount						    121,866.67
		 increase / (decrease) in Class D unpaid interest				  0.00
		Class D previously due and unpaid interest					  0.00

		Certificates									   n/a


	         Fees Paid
		 Net Servicing Fee 							     15,660.60
		 Amount Net Servicing Fee not paid						  0.00
		 Repayment of prior unpaid Net Servicing Fees					  0.00
		 Net Servicing Fee paid to Servicer					     15,660.60
		 Net Servicing Fee per $1,000 original principal balance		   0.012315390

		 cumulative balance of unpaid Net Servicing Fee					  0.00

		Receivables Servicer Supplement Payment Amount
		  Ford Credit						204,295.23
		  Huntington						578,734.61
		    Total Receivables Servicer Supplement Payment Amount     		    783,029.84
		    Total Receivables Servicer Supplement Payment Amount
			per $1,000 original principal balance				   0.615769521

		Reimbursement of Servicing Advances					      11703.00
		Reimbursement of Servicing Advances
			per $1,000 original principal balance				   0.009203162

		Reimbursement of Prior Month Interest Advances				    281,140.17
		Reimbursement of Prior Month Interest Advances
			per $1,000 original principal balance				   0.221086783

		Owner Trustee Fee								833.33
		Owner Trustee Fee per $1,000 original principal balance			   0.000655328

		Indenture Trustee Fee								  0.00
		Indenture Trustee Fee per $1,000 original principal balance		   0.000000000

	Total Distributions								 40,924,730.57


	Current Period Losses
		Realized Losses								    995,348.30
		Cram Down Losses							      5,034.06

	Current Period Liquidated or Purchased Receivables
	Purchase Amount of Receivables repurchased 					     87,281.17

	Liquidated Receivables 								  1,596,401.87


	Delinquency Information

		Group Totals
					Principal
		Period		Number	Balance		Percentage
		30 - 59 days  	574	 7,753,643.04	0.86%
		60 - 89 days  	151	 2,134,444.26	0.24%
		90 + days  	110	 1,692,525.45	0.19%
		Totals		835	11,580,612.75	1.28%

	Repossession Information (Total Inventory)
		Number of Receivables as to which vehicles have been Repossessed						138
		Balance of Receivables as to which vehicles have been Repossessed						2,153,798.30

	Extension Information
		Number of Extensions Granted							 1,038
		Principal Balance of Receivables to which Extensions were Granted						15,379,298.25

	Overcollateralization Amounts
		  Beginning Target Overcollateralization Level				  18,792,716.12
		  Ending Target Overcollateralization Level				  18,056,681.29


	Three-Month Annualized Net Loss Ratio						   1.11%

	Cumulative Net Loss Ratio 								   0.42%

	Annualized Net Loss Ratio  								   0.86%

	WAC							6.37

	WAM							44.16




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